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                                                                      EXHIBIT 21

                     TEXTRON INC. - SIGNIFICANT SUBSIDIARIES
                              (AS OF MARCH 8, 2002)

  Set forth below are the names of certain subsidiaries of Textron Inc. Other subsidiaries, which considered in the aggregate, do not constitute a significant subsidiary, are omitted from such list.

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NAME                                                         JURISDICTION
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Avco Corporation                                             Delaware
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  Textron Systems Corporation                                Delaware
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Bell Aircraft Services Company                               Delaware
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  Edwards & Associates, Inc.                                 Tennessee
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Bell Helicopter Textron Inc.                                 Delaware
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Cadillac Gage Textron Inc.                                   Michigan
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Cessna Aircraft Company                                      Kansas
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Cone Drive Operations Inc.                                   Delaware
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David Brown (Delaware) Holdings Corp.                        Delaware
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  David Brown Union Pumps Co. (95%; 5% - Textron Inc.)       Michigan
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    David Brown Union Pumps (Canada), Ltd.                   New Brunswick
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Greenlee Textron Inc.                                        Delaware
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Kautex Corporation                                           Nova Scotia
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Kautex Textron de Mexico, S. de R.L. de C.V.                 Mexico
  (98%; 2% - Textron Atlantic Inc.)
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MAAG Pump Systems Textron Inc.                               North Carolina
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OmniQuip Textron Inc.                                        Delaware
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  Snorkel International, Inc.                                Delaware
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  TRAK International, Inc.                                   Delaware
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Tempo Research Corporation                                   Delaware
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  Industrial Technology, Inc.                                Texas
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Textron Atlantic Inc.                                        Delaware
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  MAAG Pump Systems Textron A.G.                             Switzerland
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  Mapri-Textron do Brasil Ltda. (99.9%; 1 share -            Brazil
    Companhia Siderurgica Belgo Mineira)
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  Textron Acquisition Limited                                England
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    Avdel plc/Avdel plc Inc.                                 England/Delaware
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      Avdel International B.V.                               Netherlands
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        Textron Sistemi di Fissaggio S.r.l.                  Italy
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    Ransomes Investment Corporation                          Delaware
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      Ransomes America Corporation                           Delaware
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        Cushman Inc.                                         Delaware
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        Ransomes Inc.                                        Wisconsin
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    Ransomes plc                                             England
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      Ransomes Jacobsen Limited                              England
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    Textron Fluid and Power Systems Holdings Limited         England
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      David Brown Group plc                                  England
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        David Brown Engineering Ltd.                         England
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    Textron Limited                                          England
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      Kautex Textron CVS Limited                             England
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      Kautex Textron Ltd.                                    England
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    Textron International Holding, S.L.                      Spain
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      Bell Helicopter Supply Center N.V.                     Netherlands
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      Bell Helicopter Textron Canada Limited                 Canada
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        Bell Helicopter Canada International Inc.            Canada
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      Kautex Textron Benelux B.V.B.A. (99.9%; 1 share -      Belgium
        Kautex Textron Iberica S.L.)
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        Kautex Textron Bohemia spol. s.r.o.                  Czech Republic
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      Kautex Textron Iberica S.L.                            Spain
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      Textron Fastening Systems Canada Limited               Canada
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      Textron France Holding S.A.R.L. (99.9%; 1 share -      France
        Textron Industries Management S.N.C.)
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        Textron France S.A.R.L. (99.9%; 1 share - Textron    France
           Industries Management S.N.C.)
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          Avdel S.A.                                         France
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          David Brown Guinard Pumps S.A.S.                   France
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NAME                                                         JURISDICTION
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      Textron Atlantic Holding GmbH (99.9%; 0.1% -           Germany
        Textron Atlantic Inc.)
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        Avdel Verbindungselemente GmbH                       Germany
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        Gustav Klauke GmbH (99%; 1% -                        Germany
        Textron Atlantic Inc.)
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        Kautex Textron Verwaltungs GmbH                      Germany
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          Kautex Textron GmbH & Co. K.G. (98%; 1% -          Germany
          Jacobsen E-Z-GO Textron
          Vermietungs und Beteiligungs GmbH; 1% - NWW,
          Deutsche Bank subsidiary)
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        Peiner Umformtechnik GmbH                            Germany
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        Textron Verbindungstechnik Beteiligungs GmbH         Germany
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          Textron Verbindungstechnik GmbH & Co. O.H.G.       Germany
          (99%; 1% - Jacobsen E-Z-GO
          Textron Vermietungs und Beteiligungs GmbH)
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      Textron Industries S.A.S.                              France
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Textron Automotive Company Inc.                              Delaware
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  McCord Corporation                                         Michigan
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    McCord Winn Textron Inc.                                 Massachusetts
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    Textron Holdco Inc.                                      Rhode Island
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  Micromatic Operations Inc.                                 Delaware
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  Micro-Precision Operations Inc.                            Delaware
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Textron FSC Inc.                                             Barbados
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Textron Fastening Systems Inc.                               Delaware
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  Burkland Textron Inc.                                      Michigan
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  Elco Textron Inc.                                          Delaware
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  Flexalloy Inc.                                             Ohio
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  InteSys Technologies, Inc.                                 Massachusetts
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  Ring Screw Textron Inc.                                    Michigan
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Textron Financial Corporation                                Delaware
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  Cessna Finance Corporation                                 Kansas
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  FBS Investments Inc.                                       Delaware
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  Litchfield Financial Corporation                           Massachusetts
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    Ironwood Acceptance Company                              Delaware
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      IAC Tax V, LLC                                         Delaware
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    Land Finance Company                                     Delaware
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  RFC Capital Corporation                                    Delaware
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  Systran Financial Services Holding Corporation             Washington
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    Systran Financial Services Corporation                   Oregon
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  TFC Foreign Sales Corporation                              Barbados
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  Textron Financial Canada Funding Corp.                     Nova Scotia
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  Textron Financial Investment Corporation                   Rhode Island
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  Textron Receivables Corporation III                        Delaware
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Textron IPMP Inc.                                            Delaware
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Textron Rhode Island Inc.                                    Rhode Island
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